Exhibit 10.8

                       PARENTAL GUARANTEE


The undersigned Primary Licensee, RightCHOICE Managed Care, Inc., a Delaware Corporation, hereby certifies that it guarantees to the full extent of its assets, all of the contractual and financial obligations of the Controlled Affiliate Licensees, Healthy Alliance Life Insurance Company and HMO Missouri, Inc., to their customers.

"Primary Licensee"



/s/ John O'Rourke                                      11/30/00
John O'Rourke                                          Date
President and CEO
RightCHOICE Managed Care, Inc.
A Delaware Corporation